UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 23, 2009
(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4704 Harlan St., Suite 685, Denver, Colorado 80212
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

 Dismissal of AJ Robbins, P.C.

On October 23, 2009, Vista International Technologies, Inc. dismissed AJ Robbins, P.C. as its independent accountants.  The decision to dismiss AJ Robins, P.C. was approved by the company’s Board of Directors.

AJ Robbins, P.C. was engaged by Vista as the company’s independent accountant on March 13, 2009 and it rendered a report on Vista’s financial statements for the last fiscal year, which ended December 31, 2008.  The report of AJ Robbins, P.C. on the financial statements for the 2008 fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports expressed substantial doubt about the company’s ability to continue as a going concern.

In connection with its audit for the 2008 fiscal year and through October 23, 2009, there were no disagreements between Vista and AJ Robbins, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AJ Robbins, P.C., would have caused them to make reference thereto in their report on the financial statements for such year.

The company has provided a draft of this Report on Form 8-K to AJ Robbins, P.C., and has requested that it furnish to the company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The company will promptly file a copy of AJ Robbins, P.C.’s response to this request as an amendment to this Report, once the response is received.

Engagement of GHP Horwath, P.C.

On October 23, 2009, Vista engaged GHP Horwath, P.C., as its independent public accountants.  Vista did not previously consult with GHP Horwath, P.C. regarding any matter, including but not limited to:

•	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or
•	any matter that was either the subject matter of a disagreement or a reportable event.

Item 8.01	Other Events

Change in Vista’s website address

Vista’s corporate web address has been changed to www.vvit.us.

FORWARD LOOKING STATEMENTS

Statements in this filing other than historical facts are "forward-looking" statements within the meaning of section 27A of the Securities Act of 1933, section 21E of the Securities Exchange Act of 1934. Since these statements involve risks and uncertainties and are subject to change at any time, the company's actual results could differ materially from expected results. Future operating results of the company are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements. Readers are advised to review the “forward looking statements” included in our reports which are filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 29, 2009

VISTA INTERNATIONAL TECHNOLOGIES, INC.

By:	/s/ Thomas P. Pfisterer
Thomas P. Pfisterer, Chief Executive Officer